                                                                EXHIBIT 10.24

December 4, 1998

Mr. John Hui
Korea Data Systems America, Inc.
12300 Edison Way
Garden Grove, CA 92841

Re: supplement to August 7, 1998 transactions

Dear John:

          Since we concluded the Amended and Restated License Agreement and the Asset Purchase Agreement, we have agreed to supplement the License and Agreement with the following changes:

          1) KDS agrees to purchase certain tangible personal property pursuant to the attached Bill of Sale for $50,000 due on mutual execution of this letter.

          2) Radius agrees to transfer its rights in the "EMACHINES" and "COLORMATCH" trademarks pursuant to the attached Assignment Agreement for $50,000 due on the mutual execution of this letter.

          3) The assignment of trademarks and sale of tangible property is "as is", without any warranty by Radius, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE, except as specifically otherwise provided in the attached Assignment and Bill of Sale. KDS agrees to pay or reimburse Radius for all federal, state and local sales, use, personal property and other taxes, fees or duties arising out of the transactions contemplated by this supplement (other than taxes on the net income of Radius). Radius will timely cooperate with KDS in signing and filing such other documents as may be reasonably necessary to effectuate the foregoing.

          4) KDS waives the "shareholder approval or opinion of counsel" condition set forth in Section 7.05 of the Asset Purchase Agreement.

          5) KDS and Radius agree to extend the date by which the Asset Purchase Agreement must close to the close of business on May 17, 1999 (amending Section 9.02 of the Asset Purchase Agreement).

          6) Radius agrees to consent to the assignment of the Amended and Restated License and the Asset Purchase Agreement (as amended by this letter) to miro Displays, Inc.; provided that KDS remains liable for all obligations under such License and Agreement if such assignee fails to timely perform and provided that the Guarantors' obligations under such License and Agreement are unimpaired. Such assignment will occur prior to July 4, 1999, if at all, and

              KDS will promptly notify Radius of the effective date of such assignment. The License and Agreement are in all other respects affirmed.

                   Please indicate your acceptance of the foregoing by
              signing below.


Sincerely,


/s/ Mark Housley
Mark Housley, Chairman and CEO



Accepted:  /s/ John Hui                          12/11/98
           -------------------------------       --------------------
           John Hui, Chairman                    Date

                               BILL OF SALE

For good and valuable consideration, the undersigned "Seller" transfers all of its right, title and interest in the personal property identified ON THE ATTACHED LIST free of all liens and encumbrances to the undersigned "Buyer". Buyer accepts the personal property "as is" and "where is". Seller also transfers to Buyer any of its assignable warranties from third parties on the personal property. THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, ASSOCIATED WITH THE PERSONAL PROPERTY AND SELLER EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, INCLUDING THE WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE. Buyer accepts the transfer of personal property on these terms and acknowledges that the consideration paid to Seller reflects a reasonable allocation of such risks. Buyer shall pay all sales and use taxes associated with this transfer and will indemnify Seller from all loss, liability, claims and expense, including reasonable attorneys' charges, associated with Buyer's failure to timely discharge such obligation.



BUYER: Korea Data Systems America, Inc.  SELLER: Radius Inc.

By:                                      By:     /s/ Mark Housley
         ------------------------------          ------------------------------
Name:                                    Name:   Mark Housley
         ------------------------------          ------------------------------
Address:                                 Address: 460 E Middlefield
         ------------------------------          ------------------------------
                                                  Mtn View, CA
         ------------------------------          ------------------------------

                      (Attach list of personal property)

                LIST OF ASSETS TO BE TRANSFERRED TO KDS/MIRO

                                                                                                I.D.
ASSET #     QTY             DESCRIPTION                                 SERIAL #               ASSET

 10371       1   MONITOR--PRESSVIEW 17"                                 MNB5290A0032
 10372       1   PC--MAC POWER 8500/180                                 XB63907C8FB
 10421       1   MONITOR--PRESSVIEW 17"SR                               MNB5290A0135
 10422       1   MONITOR--MULTI SYNC--3D                                EQA940002322
 10423       1   PC--IBM, 286                                           EQA940002323
 10424       1   PC--MAC POWER 9500/1150                                XB62400M767
 10427       1   MONITOR--PRESSVIEW 21"SR                               MNAG290A0029
 10429       1   MONITOR--RADIUS PV.21"SR                               MNA5200A0448
 10432       1   PC--MAC QUADRA 950                                     F522652F672
 11247       1   PC--IBM PENTIUM
 11445       1   MONITOR 850 APPLE                                      WR7301FN947
R-1096       1   OSCILLOSCOPE 400MHZ                                    B014488
R-4440       1   SPECTRAL SCANNER--PHOTO RESEARCH                       1020
R-5503       1   STD LUMINANCE INDICATOR (METER)                        (2 PIECES)
R-6215       1   PRINTER--COMPAQ PAGEMERQ 20
R-6287       1   COLOR ANALYZER--MINOLTA CTR                            75011029
R-6329       1   POWER SUPPLY                                           3870120
R-6502       1   PC PWR MAC 9600/233                                    XB7251PL9XJ
R-6503       1   DTP 92 XRITE                                           522
R-6504       1   SWATCHBOOK DIGITAL XRITE                               1674
R-6505       1   MONITOR PV 21"
R-6508       1   Radius System 100                                      BATA00001264
R-6508       1   Radius System 100                                      BATA00001274
R-6510       1   SPECTRA SCAN                                           10247
R-6511       1   SIGNAL GEN
R-6512       1   MONITOR PV21SR                                         MNA7160A0473
R-6513       1   MONITOR PV21SR                                         MNA6400A0002
             1   Radius System 100
R-6234       1   COLOR ANALYZER--MINOLTA CTR
R-6207       1   SIGNAL GEN
             1   OSCILLOSCOPE 400MHZ
             1   Prototype X-chassis .28mm AG
             1   Prototype X-chassis .28mm AG
             1   Synoptics Hub 2803                                     2318953
             1   Synoptics Hub 2803                                     1112182


Asset List for Miro Final              Page 1                           12/4/98

                LIST OF ASSETS TO BE TRANSFERRED TO KDS/MIRO

                                                                                                I.D.
ASSET #     QTY             DESCRIPTION                                 SERIAL #               ASSET

             1   Synoptics Hub 2803                                     2291961
             1   Synoptics Hub 2803                                     2318882
R-6470       1   Cisco 2501 Router
             1   NAT LANB/290 Router
             1   Shiva Lanrover 4E                                      103940
             1   Shiva Lanrover 4E                                      103398
             1   Verilink 56K DSU                                       B440A2768
             1   Verilink 56K DSU                                       B446B1896
R-5292       1   Verilink T1 DSU                                        163739
R-5293       1   Verilink T1 DSU                                        163715
R-5470       1   Cisco WS-C1201 10T Switch                              62010376
R-6520       1   Synoptics Hub 2813                                     2567673
R-6521       1   Synoptics Hub 2813                                     1926969
R-6524       1   Synoptics Hub 2813                                     1112062
R-6526       1   Synoptics Hub 2813                                     1122462
             1   Small Radius Light Box
             1   MONITOR--RADIUS PV.21"SR                               MNA5470A0152
             8   Pedestals for Trade Show Booth (assuming inventory
                 available)
             4   Counter tops for Trade Show Booth (assuming inventory
                 available)
             1   Metal Trade Show Bin
             1   Hanging Radius for Trade Show Booth
             1   Internet Class "C" address 198.148.212.X (subject to
                 ARIN approval)

Asset List for Miro Final              Page 2                           12/4/98

                                 ASSIGNMENT

For good and valuable consideration, Radius Inc. transfers all of its right, title and interest in the U.S. trademarks #_________, #_________ and #_________ ("EMACHINES", the stylized "E" and "COLORMATCH"), as well as all related goodwill and the right to sue for any infringement, the "Trademarks") to Korea Data Systems America, Inc. ("Assignee"), subject only to the right of Radius and its designees to continue to use the Trademarks as necessary to service, repair or replace goods sold by or through Radius and its predecessors under such Trademarks prior to the date of this assignment.

Assignee will indemnify Radius from all loss, liability, claims and expense (including attorneys' and experts' charges), collectively "Losses", occasioned by Assignee's use of the Trademarks after the date of this assignment. Radius will indemnify Assignee from all Losses occasioned by Radius' continued use of such Trademarks after the date of this assignment. Radius will execute such other documents as may be reasonably requested by Assignee to effect the recordation of such assignment. The date of this assignment is November 26, 1998.

Assignee:

Korea Data Systems America, Inc.

By:  John Hui, chairman          /s/ John Hui
                       --------------------------------------------

Date:         12/11/98
     --------------------------------------------------------------


Radius Inc.

By:  Mark Housley, chairman and CEO          /s/ Mark Housley
                                   --------------------------------

Date:         12/4/98
     --------------------------------------------------------------




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